UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01608

Franklin High Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)         (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:     650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

May 31, 2018

Franklin High Income Fund

A SERIES OF FRANKLIN HIGH INCOME TRUST

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended May 31, 2018, mostly upbeat economic data, better corporate earnings and generally supportive monetary policies, combined with the passage of the US Tax Reform bill, aided US markets. However, investor sentiment was dampened by worries about rising US inflation and trade tensions between the US and China, and a sell-off in technology firms occurred amid concerns about consumer data privacy.

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 and raised its target for the federal funds rate in June and December 2017 and March 2018. The Fed left its target unchanged at its May 2018 meeting and expressed confidence that inflation was moving closer to its goal. The 10-year US Treasury yield rose during the period mainly based on rising inflation. The yield began the period at 2.21%, reached a seven-year high of 3.11% in mid-May and ended the period at 2.83%. Within this environment, investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -0.37% total return.1 Below investment-grade bonds, as measured by the Credit Suisse High Yield Index, posted a +2.38% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin High Income Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Franklin High Income Trust

This letter reflects our analysis and opinions as of May 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates,

to access your account, or to

find helpful financial planning tools.

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Annual Report

Franklin High Income Fund

This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2018.

Your Fund’s Goals and Main Investments

The Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing predominantly in high yield, lower rated debt securities including bonds, notes, debentures, convertible securities and senior and subordinated debt securities. The Fund may also invest in preferred stocks.

Performance Overview

The Fund’s Class A shares posted a +0.68% cumulative total return for the 12 months under review. In comparison, the benchmark Credit Suisse (CS) High Yield Index, which tracks the high yield debt market, returned +2.38%.1 The Fund’s peers had a +1.75% total return, as measured by the Lipper High Yield Funds Classification Average, which consists of funds chosen by Lipper that aim at high relative current yield from fixed income securities.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy grew during the 12 months under review. The economy strengthened in 2017’s third quarter but moderated in the next two quarters. The slower growth in 2018’s first quarter reflected a slowdown in consumer spending, exports, and state and local government spending, as well as a decline in residential fixed investment. The manufacturing and services sectors expanded during the period. The unemployment rate

Asset Allocation*

Based on Total Net Assets as of 5/31/18

*Includes common, convertible preferred stocks, escrows and litigation trusts as well as other equity investments.

declined from 4.3% in May 2017, as reported at the beginning of the 12-month period, to an 18-year low of 3.8% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in May 2017, as reported at the beginning of the period, to 2.8% at period-end.3

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its June and December 2017 meetings and began reducing its balance sheet in October as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75%. At its May meeting, the Fed kept its target rate unchanged, while expressing more confidence about inflation hitting its target and indicating it may be comfortable with a modest overshoot of inflation.

1. Source: Credit Suisse Group.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 5/31/18, this category consisted of 668 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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FRANKLIN HIGH INCOME FUND

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. The yield rose in June 2017 amid renewed optimism for faster economic growth and was supported in July by hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s economic impact, the Fed’s balance sheet normalization beginning in October, the passage of the tax reform bill in December and indications of higher inflation, especially in 2018, also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political uncertainties in the US, tensions between the US and North Korea, the Trump administration’s protectionist trade policies and uncertainty surrounding the trade relationship between the US and China. In April and May, trade tensions and expectations for higher inflation and stronger economic growth led the 10-year yield to reach multi-year highs. However, political turmoil in Italy near period-end weighed on the yield. Overall, the 10-year Treasury yield rose from 2.21% at the beginning of the period to 2.83% at period-end.

Focusing on the high yield corporate bond market, utilities and commodities (specifically, the metals and mining industry and the energy sector) performed well. Utilities improved given the more favorable regulatory environment under the current presidential administration. Additionally, the sector benefited from a cold winter, which drove greater demand, higher electricity prices and free cash-flow generation. Most commodity companies profited from rising commodity prices as production cuts more effectively managed the balance of supply and demand or benefited from policy actions. For instance, steel prices increased based on announced tariffs, which contracted domestic supply and raised prices. Most high yield companies are either domiciled in the US or have a significant US manufacturing presence, which helped to mitigate the impact.

In other areas, the technical trading environment continued to support high yield returns as new issuance remained limited due to lower refinancing activity. Default rates, while lower than historical levels, were up from a year ago. Despite higher Treasury rates, high yield corporate spreads to comparable Treasuries remained range bound over the course of the Fund’s fiscal year but contracted by period-end, ending within their long-term historical averages. Spread compression partially offset the impact of higher rates, which resulted in slightly lower bond prices over the course of the reporting period.

Dividend Distributions*

6/1/17–5/31/18

		Dividend per Share (cents)
Month	Class A	Class M**	Class C	Class R	Class R6	Advisor Class
June	0.83	—	0.75	0.77	0.87	0.85
July	0.83	—	0.75	0.77	0.87	0.85
August	0.83	—	0.75	0.77	0.87	0.85
September	0.83	—	0.74	0.77	0.87	0.85
October	0.83	—	0.74	0.77	0.87	0.85
November	0.83	—	0.74	0.77	0.87	0.85
December***	1.19	—	1.11	1.13	1.23	1.21
January	0.87	0.91	0.79	0.81	0.91	0.90
February	0.76	0.78	0.69	0.71	0.80	0.78
March	0.83	0.85	0.75	0.78	0.87	0.85
April	0.87	0.89	0.79	0.81	0.91	0.89
May	0.85	0.87	0.77	0.79	0.89	0.87
Total	10.35	4.30	9.37	9.65	10.83	10.60

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 1/25/18, the Fund began offering Class M shares. See the prospectus for details.

***Includes an additional 0.36 cent per share distribution to meet excise tax requirements.

Investment Strategy

We are research driven, fundamental investors who rely on our team of analysts to provide in-depth industry expertise and use qualitative and quantitative analysis to evaluate companies. As bottom-up investors, we focus primarily on individual securities but consider sectors when choosing investments and, from time to time, may have significant investments in certain sectors. In selecting securities, we do not rely principally on the ratings assigned by rating agencies, but perform our own independent investment analysis to evaluate the creditwor thiness of the issuer. We consider a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current and prospective financial condition.

Manager’s Discussion

During the period, the Fund underperformed its benchmark, the CS High Yield Index, as well as its peers, as represented by the Lipper High Yield Funds Classification Average.

Looking at the sectors that drove the Fund’s relative performance, the Fund’s heavier exposure to utilities was a major contributor. The unregulated utility markets, served mainly by high yield independent power producers had been

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FRANKLIN HIGH INCOME FUND

out of favor with investors due to higher leverage from recent leveraged buyout activity. Strong operating performance over the period demonstrated the ability of these companies to generate free cash flow to pay down debt and improved the outlook for the sector. The Fund’s overweighting in the health care sector also aided relative performance as many of those positions provided higher than average yields, delivered improved financial performance and successfully refinanced near-term maturities.

Top 10 Holdings by Issuer*

5/31/18

Company Sector/Industry	% of Total Net Assets
Navient Corp.	1.9%
Diversified Financials
CSC Holdings LLC	1.5%
Media
CCO Holdings LLC/CCO Holdings Capital Corp.	1.4%
Media
Vistra Energy Corp.	1.4%
Utilities
United Rentals North America Inc.	1.3%
Commercial & Professional Services
T-Mobile USA Inc.	1.2%
Telecommunication Services
Cheniere Corpus Christi Holdings LLC	1.2%
Energy
HCA Inc.	1.2%
Health Care Equipment & Services
NRG Yield Operating LLC	1.2%
Utilities
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.	1.2%
Consumer Services

*Securities are listed by issuer, which may appear by another name in the SOI.

In contrast, some of the Fund’s allocations negatively impacted relative performance. For example, quality allocation was a major detractor, partly due to our overweighted allocation to unrated energy investments. These positions, which outperformed the overall energy sector in the prior year, underperformed during the review period. Additionally, although the Fund’s underweighted position in information technology benefited performance, our security selection in the sector detracted due to short-term specific challenges in certain Fund holdings for which we continued to have a positive longer term outlook.

Thank you for your continued participation in Franklin High Income Fund. We look forward to serving you future investment needs.

Christopher J. Molumphy, CFA

Glenn I. Voyles, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN HIGH INCOME FUND

Performance Summary as of May 31, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+0.68%	-3.37%
5-Year	+15.80%	+2.12%
10-Year	+81.64%	+5.69%

Advisor
1-Year	+1.36%	+1.36%
5-Year	+17.24%	+3.23%
10-Year	+85.06%	+6.35%

		30-Day Standardized Yield[5]
	Distribution
Share Class	Rate[4]	(with waiver)	(without waiver)

A	5.37%	5.43%	5.42%

Advisor	5.70%	5.81%	5.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/08-5/31/18)

Advisor Class (6/1/08-5/31/18)

See page 9 for Performance Summary footnotes.

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FRANKLIN HIGH INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/18	1/25/18	5/31/17	Change
A (FHAIX)	$1.82	N/A	$1.91	-$0.09
M (TBD)	$1.83	$1.91	N/A	-$0.08
C (FCHIX)	$1.85	N/A	$1.93	-$0.08
R (FHIRX)	$1.86	N/A	$1.94	-$0.08
R6 (FHRRX)	$1.82	N/A	$1.90	-$0.08
Advisor (FVHIX)	$1.83	N/A	$1.91	-$0.08
Distributions (6/1/17–5/31/18)
Share Class	Net Investment Income
A	$0.1035
M (1/25/18–5/31/18)	$0.0430
C	$0.0937
R	$0.0965
R6	$0.1083
Advisor	$0.1060

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.77%	0.78%
Advisor	0.62%	0.63%

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FRANKLIN HIGH INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 9/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor class) per share on 5/31/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Credit Suisse Group. The CS High Yield Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market.

7. Source: Lipper, a Thomson Reuters Company. The Lipper High Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended 5/31/18, there were 668 funds in this category. Lipper calculations do not include sales charges.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
					Expenses	Net
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 5/31/18	Period[2,3,4]	Value 5/31/18	12/1/17–5/31/18[3,4]	Ratio[4]

A	$1,000	$991.20	$3.67	$1,021.24	$3.73	0.74%
M	$1,000	$980.50	$2.12	$1,021.84	$3.13	0.62%
C	$1,000	$994.10	$6.16	$1,018.75	$6.24	1.24%
R	$1,000	$989.70	$5.41	$1,019.50	$5.49	1.09%
R6	$1,000	$992.50	$2.43	$1,022.49	$2.47	0.49%
Advisor	$1,000	$997.20	$2.94	$1,021.99	$2.97	0.59%

1. For Classes A, C, R, R6, and Advisor, 12/1/17 for Actual and Hypothetical. For Class M, 1/25/18 for Actual and 12/1/17 for Hypothetical.

2. For Classes A, C, R, R6, and Advisor, 12/1/17 - 5/31/18. For Class M, 1/25/18 - 5/31/18.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period. The multiplier is 126/365 for Actual Class M expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN HIGH INCOME TRUST

Financial Highlights

Franklin High Income Fund

		Year Ended May 31,
	2018	2017	2016	2015	2014
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.91	$ 1.73	$ 2.01	$ 2.15	$ 2.12

Income from investment operations[a]:

Net investment income[b]	0.10	0.10	0.11	0.12	0.13

Net realized and unrealized gains (losses)	(0.09)	0.18	(0.27)	(0.14)	0.03

Total from investment operations	0.01	0.28	(0.16)	(0.02)	0.16

Less distributions from net investment income	(0.10)	(0.10)	(0.12)	(0.12)	(0.13)

Net asset value, end of year	$ 1.82	$ 1.91	$ 1.73	$ 2.01	$ 2.15

Total return[c]	0.68%	16.82%	(8.08)%	(0.83)%	8.01%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.78%	0.77%	0.78%	0.76%	0.76%

Expenses net of waiver and payments by affiliates[d]	0.77%	0.76%	0.77%	0.76%[e]	0.76%[e]

Net investment income	5.26%	5.38%	6.15%	5.76%	6.10%

Supplemental data

Net assets, end of year (000’s)	$2,356,528	$2,788,669	$2,745,474	$3,611,985	$4,058,942

Portfolio turnover rate	23.33%	35.06%	18.58%	34.67%	29.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

Year Ended
May 31,
2018[a]
Class M

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.91

Income from investment operations[b]:
Net investment income[c]	0.04
Net realized and unrealized gains (losses)	(0.08)

Total from investment operations	(0.04)

Less distributions from net investment income	(0.04)

Net asset value, end of year	$1.83

Total return[d]	(1.95)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.63%

Expenses net of waiver and payments by affiliates[f]	0.62%

Net investment income	5.41%

Supplemental data

Net assets, end of year (000’s)	$5

Portfolio turnover rate	23.33%

aFor the period January 25, 2018 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.93	$ 1.75	$ 2.03	$ 2.17	$ 2.13

Income from investment operations[a]:

Net investment income[b]	0.09	0.09	0.10	0.11	0.12

Net realized and unrealized gains (losses)	(0.08)	0.18	(0.27)	(0.14)	0.04

Total from investment operations	0.01	0.27	(0.17)	(0.03)	0.16

Less distributions from net investment income	(0.09)	(0.09)	(0.11)	(0.11)	(0.12)

Net asset value, end of year	$ 1.85	$ 1.93	$ 1.75	$ 2.03	$ 2.17

Total return[c]	0.70%	16.02%	(8.46)%	(1.32)%	7.90%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.28%	1.27%	1.28%	1.26%	1.26%

Expenses net of waiver and payments by affiliates[d]	1.27%	1.26%	1.27%	1.26%[e]	1.26%[e]

Net investment income	4.76%	4.88%	5.65%	5.26%	5.60%

Supplemental data

Net assets, end of year (000’s)	$460,201	$563,539	$563,218	$784,613	$907,458

Portfolio turnover rate	23.33%	35.06%	18.58%	34.67%	29.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.94	$ 1.76	$ 2.04	$ 2.18	$ 2.14

Income from investment operations[a]:

Net investment income[b]	0.09	0.09	0.10	0.11	0.12

Net realized and unrealized gains (losses)	(0.07)	0.19	(0.27)	(0.14)	0.04

Total from investment operations	0.02	0.28	(0.17)	(0.03)	0.16

Less distributions from net investment income	(0.10)	(0.10)	(0.11)	(0.11)	(0.12)

Net asset value, end of year	$ 1.86	$ 1.94	$ 1.76	$ 2.04	$ 2.18

Total return	0.84%	16.07%	(8.27)%	(1.16)%	8.02%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.13%	1.12%	1.13%	1.11%	1.11%

Expenses net of waiver and payments by affiliates[c]	1.12%	1.11%	1.12%	1.11%[d]	1.11%[d]

Net investment income	4.91%	5.03%	5.80%	5.41%	5.75%

Supplemental data

Net assets, end of year (000’s)	$127,333	$187,180	$227,440	$323,397	$363,756

Portfolio turnover rate	23.33%	35.06%	18.58%	34.67%	29.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.90	$1.73	$2.01	$2.15	$2.12

Income from investment operations[a]:

Net investment income[b]	0.11	0.10	0.11	0.12	0.13

Net realized and unrealized gains (losses)	(0.08)	0.18	(0.27)	(0.13)	0.04

Total from investment operations	0.03	0.28	(0.16)	(0.01)	0.17

Less distributions from net investment income	(0.11)	(0.11)	(0.12)	(0.13)	(0.14)

Net asset value, end of year	$1.82	$1.90	$1.73	$2.01	$2.15

Total return	1.48%	16.56%	(7.78)%	(0.57)%	8.27%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.51%	0.49%	0.47%	0.47%	0.49%

Expenses net of waiver and payments by affiliates[c]	0.48%	0.48%	0.46%	0.47%[d]	0.49%[d]

Net investment income	5.55%	5.66%	6.46%	6.05%	6.37%

Supplemental data

Net assets, end of year (000’s)	$68,312	$33,371	$37,872	$81,133	$35,633

Portfolio turnover rate	23.33%	35.06%	18.58%	34.67%	29.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 1.91	$ 1.74	$ 2.01	$ 2.15	$ 2.12

Income from investment operations[a]:

Net investment income[b]	0.10	0.10	0.11	0.12	0.13

Net realized and unrealized gains (losses)	(0.07)	0.18	(0.26)	(0.14)	0.04

Total from investment operations	0.03	0.28	(0.15)	(0.02)	0.17

Less distributions from net investment income	(0.11)	(0.11)	(0.12)	(0.12)	(0.14)

Net asset value, end of year	$ 1.83	$ 1.91	$ 1.74	$ 2.01	$ 2.15

Total return	1.36%	16.29%	(7.39)%	(0.69)%	8.15%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.62%	0.63%	0.61%	0.61%

Expenses net of waiver and payments by affiliates[c]	0.62%	0.61%	0.62%	0.61%[d]	0.61%[d]

Net investment income	5.41%	5.53%	6.30%	5.91%	6.25%

Supplemental data

Net assets, end of year (000’s)	$356,721	$488,699	$526,634	$1,443,439	$1,720,196

Portfolio turnover rate	23.33%	35.06%	18.58%	34.67%	29.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

Statement of Investments, May 31, 2018

Franklin High Income Fund

		Country	Shares/ Warrants		Value

	Common Stocks and Other Equity Interests 2.1%
	Energy 1.9%
[a]	Alpha Natural Resources Holdings Inc.	United States	11,550		$304,920
[a]	Amplify Energy Corp.	United States	191,523		2,049,296
[a]	Birch Permian Holdings Inc.	United States	1,413,995		18,028,436
[a]	Chaparral Energy Inc.	United States	43,062		828,944
[a,b]	Chaparral Energy Inc., A, 144A	United States	5,033		103,177
	Contura Energy Inc.	United States	6,606		450,199
[a]	Contura Energy Inc., wts., 7/26/23	United States	5,033		145,957
[a]	Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	124,561		9,965
[a,c]	Goodrich Petroleum Corp.	United States	1,564,885		20,296,558
[a]	Halcon Resources Corp.	United States	1,889,580		9,145,567
[a]	Halcon Resources Corp., wts., 9/09/20	United States	145,844		97,715
[a]	Linn Energy Inc.	United States	156,119		6,258,811
[a]	Midstates Petroleum Co. Inc.	United States	11,657		153,639
[a,d]	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	82,587		8,499
[a,d,e]	Nine Point Energy LLC	United States	369,611		5,398,417
[a,c]	Titan Energy LLC	United States	289,137		315,159

					63,595,259

	Materials 0.1%
[a]	ANR Inc., C1	United States	43,457		1,195,067
[a]	Verso Corp., A	United States	83,362		1,686,413
[a]	Verso Corp., wts., 7/25/23	United States	8,775		31,766

					2,913,246

	Transportation 0.1%
[a,d]	CEVA Logistics AG	Switzerland	108,515		2,711,341

	Total Common Stocks and Other Equity Interests (Cost $174,578,777)				69,219,846

	Convertible Preferred Stocks (Cost $7,552,087) 0.3%
	Energy 0.3%
[a,d,e]	Nine Point Energy Holdings Inc., cvt. pfd	United States	8,080		9,815,702

	Convertible Bonds (Cost $6,650,224) 0.2%		Principal Amount	*
	Energy 0.2%
[c,f]	Goodrich Petroleum Corp., senior secured note, second lien, PIK, cvt., 13.50%, 8/30/19	United States	$8,250,000		8,534,303

	Corporate Bonds 94.3%
	Automobiles & Components 0.3%
	The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	9,400,000		8,941,750

	Banks 2.6%
	CIT Group Inc.,
	senior bond, 5.00%, 8/15/22	United States	3,850,000		3,922,188
	senior note, 5.25%, 3/07/25	United States	8,200,000		8,343,500
[g]	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	35,000,000		35,743,750
[g]	JPMorgan Chase & Co.,
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	15,000,000		15,337,500
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	9,900,000		9,999,000

franklintempleton.com	Annual Report	17

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Banks (continued)
	Royal Bank of Scotland Group PLC,
	sub. note, 6.125%, 12/15/22	United Kingdom	$4,000,000	$4,236,360
	sub. note, 5.125%, 5/28/24	United Kingdom	10,000,000	10,168,700

				87,750,998

	Capital Goods 4.9%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	18,000,000	17,572,500
[b]	BBA US Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	9,800,000	9,849,000
[b]	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	14,400,000	13,320,000
[b]	BWX Technologies Inc., senior note, 144A, 5.375%, 7/15/26	United States	8,500,000	8,606,250
[b]	Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	10,000,000	10,925,000
	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	5,300,000	5,306,625
	H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	19,700,000	19,527,625
[b]	Jeld-Wen Inc.,
	senior bond, 144A, 4.875%, 12/15/27	United States	7,800,000	7,273,500
	senior note, 144A, 4.625%, 12/15/25	United States	7,600,000	7,201,000
[b]	Pisces Midco Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	18,000,000	17,634,420
[b]	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	10,400,000	10,335,000
[b]	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	36,500,000	35,952,500

				163,503,420

	Commercial & Professional Services 2.2%
[d,h]	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	905
	United Rentals North America Inc.,
	senior bond, 5.75%, 11/15/24	United States	14,000,000	14,472,500
	senior bond, 5.875%, 9/15/26	United States	9,600,000	9,852,000
	senior bond, 5.50%, 5/15/27	United States	18,400,000	18,262,000
[b]	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	34,900,000	32,544,250

				75,131,655

	Consumer Durables & Apparel 2.4%
[b]	Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	17,000,000	16,681,250
	KB Home, senior note, 7.00%, 12/15/21	United States	10,000,000	10,575,000
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	22,000,000	21,065,000
[b]	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.625%, 3/01/24	United States	8,800,000	8,665,360
[b]	Weekley Homes LLC/Weekley Finance Corp., senior note, 144A, 6.625%, 8/15/25	United States	25,000,000	24,020,833

				81,007,443

	Consumer Services 7.5%
[b]	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 5.00%, 10/15/25	Canada	7,400,000	7,048,500
	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	21,100,000	20,045,000
[b]	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	28,000,000	28,280,000
[b]	Downstream Development Authority of the Quapaw Tribe of Oklahoma,secured note, 144A, 10.50%, 2/15/23	United States	8,600,000	8,718,250
[b]	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	20,500,000	20,781,875
[b]	International Game Technology PLC,
	senior secured bond, 144A, 6.50%, 2/15/25	United States	7,000,000	7,192,500
	senior secured note, 144A, 6.25%, 2/15/22	United States	17,000,000	17,588,030
[b]	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
	secured note, second lien, 144A, 10.25%, 11/15/22	United States	11,500,000	12,535,000
	senior secured note, first lien, 144A, 6.75%, 11/15/21	United States	25,100,000	25,915,750

18	Annual Report	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Consumer Services (continued)
[b]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	$15,600,000	$15,522,000
	senior note, 144A, 5.25%, 6/01/26	United States	12,700,000	12,446,000
[b]	Silversea Cruise Finance Ltd., senior secured note, first lien, 144A, 7.25%, 2/01/25	United States	22,400,000	23,464,000
[b]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	20,000,000	19,650,000
[b]	Wynn Macau Ltd.,
	senior bond, 144A, 5.50%, 10/01/27	Macau	23,000,000	22,310,000
	senior note, 144A, 4.875%, 10/01/24	Macau	11,300,000	10,810,314

				252,307,219

	Diversified Financials 2.2%
[b]	MSCI Inc., senior note, 144A, 5.375%, 5/15/27	United States	11,300,000	11,356,500
	Navient Corp.,
	senior note, 5.00%, 10/26/20	United States	7,200,000	7,261,200
	senior note, 5.875%, 3/25/21	United States	5,000,000	5,131,250
	senior note, 6.625%, 7/26/21	United States	9,500,000	9,880,000
	senior note, 6.50%, 6/15/22	United States	9,900,000	10,234,125
	senior note, 7.25%, 9/25/23	United States	27,780,000	29,377,350

				73,240,425

	Energy 12.1%
[b]	Aker BP ASA, senior note, 144A, 5.875%, 3/31/25	Norway	9,600,000	9,875,083
	California Resources Corp.,
	[b] secured note, second lien, 144A, 8.00%, 12/15/22	United States	13,382,000	11,876,525
	senior bond, 6.00%, 11/15/24	United States	850,000	697,000
	senior note, 5.50%, 9/15/21	United States	411,000	365,790
[b,i]	Callon Petroleum Co., senior note, 144A, 6.375%, 7/01/26	United States	18,000,000	17,952,300
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	25,100,000	25,162,750
	Cheniere Corpus Christi Holdings LLC,
	senior secured note, first lien, 7.00%, 6/30/24	United States	15,600,000	17,277,000
	senior secured note, first lien, 5.875%, 3/31/25	United States	21,500,000	22,521,250
[b]	Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	28,700,000	27,982,500
	CONSOL Energy Inc., senior note, 8.00%, 4/01/23	United States	10,004,000	10,629,250
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
	senior note, 6.25%, 4/01/23	United States	17,000,000	17,382,500
	senior note, 5.75%, 4/01/25	United States	20,000,000	19,825,000
	CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	12,900,000	12,158,250
	Energy Transfer Equity LP,
	senior secured bond, first lien, 5.875%, 1/15/24	United States	15,000,000	15,600,000
	senior secured bond, first lien, 5.50%, 6/01/27	United States	17,900,000	18,190,875
[b,f]	EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	22,955,575	20,846,585
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	23,600,000	21,004,000
[c,d,f]	Goodrich Petroleum Corp., senior secured note, second lien, PIK, 13.50%, 8/30/19	United States	1,829,041	1,949,275
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	17,000,000	17,000,000
[b]	Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	24,500,000	10,535,000
	Oceaneering International Inc., senior note, 6.00%, 2/01/28	United States	16,600,000	16,428,485

franklintempleton.com	Annual Report	19

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	QEP Resources Inc.,
	senior bond, 5.375%, 10/01/22	United States	$14,000,000	$14,310,800
	senior note, 5.625%, 3/01/26	United States	10,700,000	10,258,625
	Sanchez Energy Corp.,
	senior note, 7.75%, 6/15/21	United States	7,000,000	6,052,760
	senior note, 6.125%, 1/15/23	United States	8,000,000	5,300,000
[b]	Sunoco LP/Sunoco Finance Corp.,
	senior note, 144A, 4.875%, 1/15/23	United States	6,500,000	6,223,815
	senior note, 144A, 5.50%, 2/15/26	United States	8,000,000	7,590,000
[b,f]	W&T Offshore Inc.,
	secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	9,999,941	9,974,941
	senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	8,628,665	7,877,151
	Weatherford International Ltd.,
	senior note, 5.125%, 9/15/20	United States	5,300,000	5,313,250
	senior note, 4.50%, 4/15/22	United States	8,500,000	7,781,750
	senior note, 8.25%, 6/15/23	United States	9,600,000	9,336,000
	WPX Energy Inc., senior bond, 6.00%, 1/15/22	United States	1,964,000	2,072,020

				407,350,530

	Food & Staples Retailing 0.2%
[b]	Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	8,300,000	8,009,500

	Food, Beverage & Tobacco 3.1%
	B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	17,300,000	16,305,250
[b]	Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	25,000,000	24,687,500
[b]	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	13,900,000	13,726,250
	senior note, 144A, 4.875%, 11/01/26	United States	17,700,000	17,589,375
[b]	Post Holdings Inc.,
	senior bond, 144A, 5.00%, 8/15/26	United States	28,000,000	26,320,000
	senior note, 144A, 5.50%, 3/01/25	United States	7,500,000	7,406,250

				106,034,625

	Health Care Equipment & Services 6.1%
[b]	Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	17,300,000	17,256,750
[b]	Centene Escrow I Corp., senior note, 144A, 5.375%, 6/01/26	United States	28,550,000	28,906,875
	CHS/Community Health Systems Inc.,
	senior note, 7.125%, 7/15/20	United States	13,300,000	11,305,000
	senior note, 6.875%, 2/01/22	United States	4,600,000	2,438,000
	senior secured note, 5.125%, 8/01/21	United States	4,100,000	3,873,229
	senior secured note, first lien, 6.25%, 3/31/23	United States	14,200,000	13,312,500
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	16,000,000	16,680,000
	senior bond, 5.375%, 2/01/25	United States	7,000,000	6,895,000
	senior secured bond, first lien, 5.25%, 4/15/25	United States	11,000,000	11,082,500
	senior secured note, first lien, 5.00%, 3/15/24	United States	5,000,000	5,048,500
[b]	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	17,400,000	18,096,000
[b,f]	Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	7,000,000	7,253,750
	Tenet Healthcare Corp.,
	senior note, 8.125%, 4/01/22	United States	12,000,000	12,585,120
	senior note, 6.75%, 6/15/23	United States	13,700,000	13,665,750
	senior secured note, first lien, 6.00%, 10/01/20	United States	6,700,000	6,942,875

20	Annual Report	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	WellCare Health Plans Inc., senior note, 5.25%, 4/01/25	United States	$29,500,000	$29,500,000

				204,841,849

	Household & Personal Products 0.5%
[b]	Prestige Brands Inc., senior note, 144A, 6.375%, 3/01/24	United States	17,800,000	17,622,000

	Materials 13.9%
[f]	ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	14,000,000	14,070,000
[b]	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.00%, 6/30/21	Luxembourg	7,000,000	7,113,750
	senior note, 144A, 6.00%, 2/15/25	Luxembourg	10,000,000	9,850,000
[b]	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	34,900,000	34,355,560
[b]	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	25,000,000	24,583,000
	The Chemours Co.,
	senior note, 6.625%, 5/15/23	United States	17,000,000	17,876,010
	senior note, 5.375%, 5/15/27	United States	12,200,000	11,956,000
[b]	Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	13,900,000	13,164,690
[b]	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	21,700,000	20,886,250
[b]	First Quantum Minerals Ltd.,
	senior note, 144A, 7.00%, 2/15/21	Zambia	8,000,000	8,055,000
	senior note, 144A, 7.25%, 4/01/23	Zambia	19,400,000	19,521,250
	senior note, 144A, 6.875%, 3/01/26	Zambia	8,000,000	7,610,000
[b]	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 4.75%, 5/15/22	Australia	5,000,000	4,915,925
	senior note, 144A, 5.125%, 3/15/23	Australia	7,200,000	7,164,000
	senior note, 144A, 5.125%, 5/15/24	Australia	8,600,000	8,472,419
[b]	Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	16,500,000	17,407,500
[b]	New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	17,400,000	17,530,500
[b]	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	16,600,000	16,537,750
[b]	Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	9,100,000	9,236,500
[b]	Novelis Corp.,
	senior bond, 144A, 5.875%, 9/30/26	United States	15,700,000	15,426,820
	senior note, 144A, 6.25%, 8/15/24	United States	16,000,000	16,241,600
[b]	OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	9,600,000	9,912,000
[b]	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	10,000,000	10,025,000
	senior note, 144A, 5.875%, 8/15/23	United States	10,000,000	10,200,000
[b]	Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	17,400,000	17,283,072
[b]	Platform Specialty Products Corp.,
	senior note, 144A, 6.50%, 2/01/22	United States	15,500,000	15,926,250
	senior note, 144A, 5.875%, 12/01/25	United States	20,000,000	19,275,000
[b]	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	7,200,000	7,083,000
	[j] senior secured note, first lien, 144A, FRN, 5.848%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	5,300,000	5,375,260

franklintempleton.com	Annual Report	21

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials (continued)
[b]	Sealed Air Corp., senior bond, 144A, 5.50%, 9/15/25	United States	$ 5,500,000	$ 5,692,500
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	10,000,000	10,225,000
	senior bond, 5.00%, 12/15/26	United States	15,000,000	14,869,500
	Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	5,000,000	5,400,000
[b]	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,senior note, 144A, 7.50%, 6/15/25	United States	33,600,000	34,272,000

				467,513,106

	Media 10.4%
[b]	Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	30,900,000	29,779,875
[b]	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	23,550,000	22,673,940
	AMC Entertainment Holdings Inc., senior sub. note, 5.875%, 11/15/26	United States	18,700,000	18,255,875
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	22,800,000	22,201,500
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	2,800,000	2,829,750
	senior bond, 5.125%, 2/15/23	United States	10,000,000	10,000,000
	[b] senior bond, 144A, 5.375%, 5/01/25	United States	12,000,000	11,730,000
	[b] senior bond, 144A, 5.75%, 2/15/26	United States	13,200,000	12,965,040
	[b] senior bond, 144A, 5.00%, 2/01/28	United States	10,000,000	9,300,000
[b]	Cequel Communications Holdings I LLC/Cequel CapitalCorp., senior note, 144A, 7.50%, 4/01/28	United States	10,000,000	10,062,500
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	3,500,000	3,587,500
	senior note, 6.50%, 11/15/22	United States	6,500,000	6,670,625
	senior sub. note, 7.625%, 3/15/20	United States	1,650,000	1,645,875
	senior sub. note, 7.625%, 3/15/20	United States	14,000,000	14,000,000
	CSC Holdings LLC,
	[b] senior bond, 144A, 5.50%, 4/15/27	United States	8,000,000	7,680,000
	[b] senior bond, 144A, 5.375%, 2/01/28	United States	9,000,000	8,437,500
	senior note, 6.75%, 11/15/21	United States	5,000,000	5,292,250
	senior note, 5.25%, 6/01/24	United States	28,000,000	26,535,600
	DISH DBS Corp.,
	senior bond, 5.875%, 7/15/22	United States	20,000,000	18,775,000
	senior bond, 5.00%, 3/15/23	United States	5,000,000	4,337,500
	senior note, 5.875%, 11/15/24	United States	17,500,000	14,599,375
[b]	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	12,800,000	12,552,320
[b]	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	23,500,000	24,322,500
[b]	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	5,000,000	4,750,000
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	16,000,000	14,774,400
[b]	Virgin Media Secured Finance PLC,
	senior secured bond, 144A, 5.25%, 1/15/26	United Kingdom	10,000,000	9,425,000
	senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	6,790,000
	senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	7,300,000	6,944,125
[b]	WMG Acquisition Corp.,
	secured note, 144A, 4.875%, 11/01/24	United States	2,600,000	2,548,000
	secured note, first lien, 144A, 5.00%, 8/01/23	United States	8,500,000	8,425,625

				351,891,675

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FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences 4.9%
[b]	AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	$ 19,000,000	$ 19,184,300
[b]	Concordia International Corp.,
	[h] senior note, 144A, 7.00%, 4/15/23	Canada	23,100,000	1,443,750
	senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	11,000,000	10,010,000
[b,f]	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	14,200,000	14,415,840
[b]	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	23,400,000	16,731,000
	senior note, 144A, 6.00%, 7/15/23	United States	16,200,000	12,023,478
	Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	24,000,000	24,240,000
[b]	Horizon Pharma Inc./Horizon Pharma USA Inc., senior note, 144A, 8.75%, 11/01/24	United States	7,000,000	7,525,000
[b]	Valeant Pharmaceuticals International, senior note, 144A, 9.25%, 4/01/26	United States	27,000,000	28,407,510
[b]	Valeant Pharmaceuticals International Inc.,
	senior note, 144A, 7.50%, 7/15/21	United States	10,000,000	10,225,000
	senior note, 144A, 5.625%, 12/01/21	United States	15,000,000	14,921,250
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,200,000	4,415,250

				163,542,378

	Real Estate 2.5%
[b]	Crescent Communities LLC/Crescent Ventures Inc., secured note, 144A, 8.875%, 10/15/21	United States	15,208,000	16,196,520
	CyrusOne LP/CyrusOne Finance Corp., senior note, 5.375%, 3/15/27	United States	9,400,000	9,494,000
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	14,000,000	14,385,000
[b]	Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	21,400,000	21,881,500
	MPT Operating Partnership LP/MPT Finance Corp.,
	senior bond, 5.25%, 8/01/26	United States	7,700,000	7,507,500
	senior bond, 5.00%, 10/15/27	United States	17,100,000	16,117,776

				85,582,296

	Retailing 1.3%
	Netflix Inc.,
	senior bond, 4.375%, 11/15/26	United States	15,700,000	14,836,500
	[b] senior bond, 144A, 5.875%, 11/15/28	United States	11,100,000	11,254,401
[b]	PetSmart Inc.,
	senior note, 144A, 7.125%, 3/15/23	United States	12,700,000	6,169,660
	senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	15,600,000	10,842,000

				43,102,561

	Software & Services 2.4%
[b]	First Data Corp.,
	secured note, first lien, 144A, 5.00%, 1/15/24	United States	5,000,000	5,013,750
	secured note, second lien, 144A, 5.75%, 1/15/24	United States	30,000,000	30,225,000
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	34,000,000	34,722,500
[b]	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	12,600,000	12,211,398

				82,172,648

	Technology Hardware & Equipment 2.8%
[b]	Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	34,410,000	22,538,550
	CDW LLC/CDW Finance Corp., senior note, 5.00%, 9/01/25	United States	6,900,000	6,850,320
[b]	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	7,000,000	7,043,750
[b]	CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	10,200,000	10,276,500

franklintempleton.com	Annual Report	23

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Technology Hardware & Equipment (continued)
[b]	Dell International LLC/EMC Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	$4,500,000	$4,629,254
	senior note, 144A, 7.125%, 6/15/24	United States	4,900,000	5,266,176
	senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	5,400,000	5,704,100
	senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	7,000,000	7,370,173
	Western Digital Corp., senior note, 4.75%, 2/15/26	United States	25,000,000	24,640,625

				94,319,448

	Telecommunication Services 5.0%
[b]	Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	8,700,000	8,808,750
[b]	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	15,000,000	11,414,100
[b]	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	22,000,000	20,227,900
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	22,650,000	22,083,750
	Intelsat Jackson Holdings SA, senior note, 7.50%, 4/01/21	Luxembourg	2,000,000	1,965,000
	Sprint Communications Inc.,
	senior note, 6.00%, 11/15/22	United States	6,500,000	6,467,500
	[b] senior note, 144A, 9.00%, 11/15/18	United States	3,968,000	4,068,986
	Sprint Corp.,
	senior note, 7.625%, 2/15/25	United States	20,000,000	20,650,000
	senior note, 7.625%, 3/01/26	United States	15,300,000	15,759,000
[b]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond,first lien, 144A, 4.738%, 9/20/29	United States	16,600,000	16,523,806
	T-Mobile USA Inc.,
	senior bond, 6.375%, 3/01/25	United States	22,400,000	23,461,760
	senior note, 6.00%, 4/15/24	United States	8,500,000	8,851,050
	senior note, 5.125%, 4/15/25	United States	9,000,000	9,020,700

				169,302,302

	Transportation 1.3%
[b]	DAE Funding LLC,
	senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	16,000,000	15,340,000
	senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	17,000,000	16,065,000
[b]	Park Aerospace Holdings Ltd.,
	senior note, 144A, 5.25%, 8/15/22	Ireland	2,600,000	2,572,180
	senior note, 144A, 5.50%, 2/15/24	Ireland	8,900,000	8,769,170

				42,746,350

	Utilities 5.7%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	17,400,000	15,877,500
	senior note, 5.375%, 1/15/23	United States	18,300,000	17,499,375
	[b] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	5,000,000	5,000,000
	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	6,600,000	6,385,500
[b]	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	30,000,000	30,078,600
	NRG Yield Operating LLC,
	senior bond, 5.375%, 8/15/24	United States	16,000,000	16,080,000
	senior bond, 5.00%, 9/15/26	United States	24,000,000	23,220,000
	Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	39,650,000	30,927,000

24	Annual Report	franklintempleton.com

FRANKLIN HIGH INCOME TRUST

STATEMENT OF INVESTMENTS

Franklin High Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Utilities (continued)
	Vistra Energy Corp.,
	senior bond, 7.625%, 11/01/24	United States	$3,000,000	$3,236,250
	[b] senior note, 144A, 8.00%, 1/15/25	United States	38,700,000	42,086,250

				190,390,475

	Total Corporate Bonds (Cost $3,270,527,278)			3,176,304,653

			Shares
	Escrows and Litigation Trusts 0.0%†
[a,d]	Alpha Natural Resources Inc., Escrow Account	United States	25,000,000	—
[a,d]	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	25,000,000	—
[a,d]	NewPage Corp., Litigation Trust	United States	30,000,000	—
[a]	Penn Virginia Corp., Escrow Account	United States	25,000,000	62,500
[a]	Vistra Energy Corp., Escrow Account	United States	50,000,000	406,250

	Total Escrows and Litigation Trusts (Cost $1,442,951)			468,750

	Total Investments before Short Term Investments (Cost $3,460,751,317)			3,264,343,254

	Short Term Investments (Cost $71,126,554) 2.1%

	Money Market Funds 2.1%
[k,l]	Institutional Fiduciary Trust Money Market Portfolio, 1.40%	United States	71,126,554	71,126,554

	Total Investments (Cost $3,531,877,871) 99.0%			3,335,469,808
	Other Assets, less Liabilities 1.0%			33,630,390

	Net Assets 100.0%			$3,369,100,198

See Abbreviations on page 39.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees .At May 31, 2018, the aggregate value of these securities was $1,877,540,682, representing 55.7% of net assets.

cSee Note 9 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

eSee Note 8 regarding restricted securities.

fIncome may be received in additional securities and/or cash.

gPerpetual security with no stated maturity date.

hSee Note 7 regarding defaulted securities.

iSecurity purchased on a when-issued basis. See Note 1(c).

jThe coupon rate shown represents the rate at period end.

kSee Note 3(f) regarding investments in affiliated management investment companies.

l The rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN HIGH INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

May 31, 2018

Franklin High Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,430,947,409
Cost - Non-controlled affiliates (Note 3f and 9)	100,930,462

Value - Unaffiliated issuers	$3,233,247,959
Value - Non-controlled affiliates (Note 3f and 9)	102,221,849
Receivables:
Investment securities sold	17,008,028
Capital shares sold	1,284,013
Interest	49,777,860
Other assets	2,681

Total assets	3,403,542,390

Liabilities:
Payables:
Investment securities purchased	22,606,313
Capital shares redeemed	7,302,277
Management fees	1,255,939
Distribution fees	614,267
Transfer agent fees	714,580
Distributions to shareholders	1,722,003
Accrued expenses and other liabilities	226,813

Total liabilities	34,442,192

Net assets, at value	$3,369,100,198

Net assets consist of:
Paid-in capital	$4,209,543,173
Distributions in excess of net investment income	(15,403,896)
Net unrealized appreciation (depreciation)	(196,408,063)
Accumulated net realized gain (loss)	(628,631,016)

Net assets, at value	$3,369,100,198

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FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

May 31, 2018

Franklin High Income Fund

Class A:
Net assets, at value	$ 2,356,528,379

Shares outstanding	1,291,487,238

Net asset value per share[a]	$1.82

Maximum offering price per share (net asset value per share ÷ 95.75%)	$1.90

Class M:
Net assets, at value	$ 4,788

Shares outstanding	2,618

Net asset value per share[a]	$1.83

Maximum offering price per share (net asset value per share ÷ 95.75%)	$1.91

Class C:
Net assets, at value	$ 460,200,713

Shares outstanding	249,172,959

Net asset value and maximum offering price per share[a]	$1.85

Class R:
Net assets, at value	$ 127,333,002

Shares outstanding	68,524,049

Net asset value and maximum offering price per share	$1.86

Class R6:
Net assets, at value	$ 68,311,842

Shares outstanding	37,498,561

Net asset value and maximum offering price per share	$1.82

Advisor Class:
Net assets, at value	$ 356,721,474

Shares outstanding	195,211,271

Net asset value and maximum offering price per share	$1.83

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2018

Franklin High Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$3,831,361
Non-controlled affiliates (Note 3f and 9)	845,415
Interest:
Unaffiliated issuers	221,277,341
Non-controlled affiliates (Note 9)	1,274,111

Total investment income	227,228,228

Expenses:
Management fees (Note 3a)	17,063,832
Distribution fees: (Note 3c)
Class A	3,904,769
Class C	3,360,656
Class R	768,926
Transfer agent fees: (Note 3e)
Class A	4,198,256
Class M	2
Class C	833,791
Class R	248,494
Class R6	25,830
Advisor Class	696,445
Custodian fees (Note 4)	31,646
Reports to shareholders	304,416
Registration and filing fees	163,130
Professional fees	127,930
Trustees’ fees and expenses	113,901
Other	70,735

Total expenses	31,912,759
Expense reductions (Note 4)	(4,092)
Expenses waived/paid by affiliates (Note 3f and 3g)	(360,182)

Net expenses	31,548,485

Net investment income	195,679,743

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(74,898,801)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(73,823,260)
Non-controlled affiliates (Note 3f and 9)	(2,184,800)

Net change in unrealized appreciation (depreciation)	(76,008,060)

Net realized and unrealized gain (loss)	(150,906,861)

Net increase (decrease) in net assets resulting from operations	$44,772,882

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FRANKLIN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin High Income Fund

	Year Ended May 31,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$195,679,743	$218,520,275
Net realized gain (loss)	(74,898,801)	(232,323,111)
Net change in unrealized appreciation (depreciation)	(76,008,060)	631,183,633

Net increase (decrease) in net assets resulting from operations	44,772,882	617,380,797

Distributions to shareholders from:
Net investment income:
Class A	(142,972,505)	(159,247,901)
Class M	(113)	—
Class C	(25,417,100)	(29,102,019)
Class R	(7,769,102)	(10,930,939)
Class R6	(3,472,892)	(1,886,706)
Advisor Class	(24,192,543)	(27,401,355)

Total distributions to shareholders	(203,824,255)	(228,568,920)

Capital share transactions: (Note 2)
Class A	(321,385,660)	(223,129,945)
Class M	5,000	—
Class C	(81,857,091)	(54,401,859)
Class R	(53,640,781)	(60,792,884)
Class R6	38,201,433	(7,559,596)
Advisor Class	(114,629,898)	(82,107,010)

Total capital share transactions	(533,306,997)	(427,991,294)

Net increase (decrease) in net assets	(692,358,370)	(39,179,417)
Net assets:
Beginning of year	4,061,458,568	4,100,637,985

End of year	$3,369,100,198	$4,061,458,568

Distributions in excess of net investment income included in net assets:
End of year	$(15,403,896)	$(15,132,976)

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FRANKLIN HIGH INCOME TRUST

Notes to Financial Statements

Franklin High Income Fund

1. Organization and Significant Accounting Policies

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin High Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers six classes of shares: Class A, Class M, Class C, Class R, Classs R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective January 25, 2018, the Fund began offering a new class of shares, Class M. Class M was closed to Investors effective at the close of market June 8, 2018.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.  Income and Deferred Taxes (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At May 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2018		2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	166,477,222	$312,650,592	257,158,477	$473,549,850
Shares issued in reinvestment of distributions	66,589,510	125,005,399	75,932,035	138,843,273
Shares redeemed	(404,056,682)	(759,041,651)	(453,037,278)	(835,523,068)
Net increase (decrease)	(170,989,950)	$(321,385,660)	(119,946,766)	$(223,129,945)

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NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

	Year Ended May 31,
	2018		2017
	Shares	Amount	Shares	Amount
Class M Shares[a]:
Shares sold	2,618	$5,000

Class C Shares:
Shares sold	20,932,640	$39,883,914	41,221,633	$76,670,732
Shares issued in reinvestment of distributions	12,249,454	23,266,943	14,146,434	26,167,808
Shares redeemed	(76,211,016)	(145,007,948)	(84,439,105)	(157,240,399)
Net increase (decrease)	(43,028,922)	$(81,857,091)	(29,071,038)	$(54,401,859)
Class R Shares:
Shares sold	10,384,341	$19,876,809	17,776,146	$33,224,811
Shares issued in reinvestment of distributions	3,981,884	7,610,355	5,769,905	10,711,866
Shares redeemed	(42,336,771)	(81,127,945)	(56,102,557)	(104,729,561)
Net increase (decrease)	(27,970,546)	$(53,640,781)	(32,556,506)	$(60,792,884)
ClassR6 Shares:
Shares sold	43,509,280	$82,338,570	7,749,689	$14,240,327
Shares issued in reinvestment of distributions	1,850,032	3,457,474	973,873	1,779,538
Shares redeemed	(25,399,881)	(47,594,611)	(13,045,466)	(23,579,461)
Net increase (decrease)	19,959,431	$38,201,433	(4,321,904)	$(7,559,596)
Advisor Class Shares:
Shares sold	70,264,816	$132,724,723	182,890,582	$338,403,487
Shares issued in reinvestment of distributions	11,359,471	21,366,154	13,258,046	24,255,051
Shares redeemed	(142,324,218)	(268,720,775)	(243,393,629)	(444,765,548)
Net increase (decrease)	(60,699,931)	$(114,629,898)	(47,245,001)	$(82,107,010)

aFor the period January 25, 2018 (effective date) to May 31, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

3.   Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended May 31, 2018, the gross effective investment management fee rate was 0.453% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and M reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and M reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.15%
Class M.	0.25%
Class C	0.65%
Class R	0.50%

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NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$384,940
CDSC retained	$30,778

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2018, the Fund paid transfer agent fees of $6,002,818, of which $2,249,504 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended May 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.40%	99,711,624	942,982,829	(971,567,899)	71,126,554	$71,126,554	$845,415	$ —	$—

g.   Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

5.   Income Taxes (continued)

At May 31, 2018, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$4,117,122
Long Term	624,508,259
Total capital loss carryforwards	$628,625,381

On May 31, 2018, the Fund had expired capital loss carryforwards of $146,834,317, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2018 and 2017, was as follows:

	2018	2017
Ordinary income	$203,824,255	$228,568,920

At May 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$3,543,255,212

Unrealized appreciation	$65,117,682
Unrealized depreciation	(272,903,086)
Net unrealized appreciation (depreciation)	$(207,785,404)

Distributable earnings:
Undistributed ordinary income	$3,853,580

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2018, aggregated $844,664,108 and $1,320,262,001, respectively.

7.   Credit Risk and Defaulted Securities

At May 31, 2018, the Fund had 94.2% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2018, the aggregate value of these securities represents less than 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

8.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

8,080	Nine Point Energy Holdings Inc., cvt. pfd	3/24/17	$7,552,087	$9,815,702
369,611	Nine Point Energy LLC	7/15/14 - 11/19/14	18,779,777	5,398,417

	Total Restricted Securities (Value is 0.5% of Net Assets)		$26,331,864	$15,214,119

9.    Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended May 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal Amount Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares/ Warrants/ Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
							Dividends
Goodrich Petroleum Corp., wts., 10/12/26	515,625	—		(515,625)[a]	—	$—	$ —	$—	$(3,290,058)
Goodrich Petroleum Corp.	1,049,684	515,201	[a]	—	1,564,885	20,296,558	—	—	4,681,887
Titan Energy LLC	289,137	—		—	289,137	315,159	—	—	(2,417,186)

						$20,611,717	$ —	$—	$(1,025,357)

							Interest
Goodrich Petroleum Corp., senior secured note, second lien, PIK, 13.50%, 8/30/19	575,865	1,253,176	[a]	—	1,829,041	1,949,275	160,361	—	127,448
Goodrich Petroleum Corp., senior secured note, second lien, PIK, cvt., 13.50%, 8/30/19	8,250,000	—		—	8,250,000	8,534,303	1,113,750	—	(1,286,891)

						$10,483,578	$1,274,111	$—	$(1,159,443)

Total Affiliated Securities (Value is 0.9% of Net Assets)						$31,095,295	$1,274,111	$—	$(2,184,800)

aGross addition/reduction was the result of various corporate actions.

10.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

10.   Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2018, the Fund did not use the Global Credit Facility.

11.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$39,330,963	$18,857,380	$15,222,618		$73,410,961
Materials	2,881,480	31,766	—		2,913,246
Transportation	—	—	2,711,341		2,711,341
Convertible Bonds	—	8,534,303	—		8,534,303
Corporate Bonds:
Commercial & Professional Services	—	75,130,750	905		75,131,655
Energy	—	405,401,255	1,949,275		407,350,530
All Other Corporate Bonds	—	2,693,822,468	—		2,693,822,468
Escrows and Litigation Trusts	—	468,750	—	[c]	468,750
Short Term Investments	71,126,554	—	—		71,126,554

Total Investments in Securities	$113,338,997	$3,202,246,672	$19,884,139		$3,335,469,808

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at May 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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NOTES TO FINANCIAL STATEMENTS

Franklin High Income Fund (continued)

12.   New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On May 18, 2018, the Board approved various changes to the class structure of the Funds. Effective June 8, 2018, Class M was closed and no longer offered for sale. Effective on a future date prior to the calendar year end of 2018, Class A will be renamed “Class A1” and Class M will be renamed “Class A”. In addition, Class A1 will be closed to new investors. Certain front-end sales charges and dealer commissions on Class A and A1 shares will change. Further details are disclosed in the Fund’s Prospectus.

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018.

Abbreviations

Currency		Selected Portfolio
USD	United States Dollar	FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		PIK	Payment-In-Kind

franklintempleton.com	Annual Report	39

FRANKLIN HIGH INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin High Income Trust and Shareholders of the Franklin High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin High Income Fund (the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $59,443 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $158,071,999 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2018.

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FRANKLIN HIGH INCOME FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin High Income Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin High Income Trust and to vote on the following proposals for the Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; to approve an amended fundamental investment restriction regarding investments in commodities; and to consider two shareholder proposals. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin High Income Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders; and (iii) sufficient votes were not received to pass either of the shareholder proposals. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.      To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton.	1,159,346,398	53,393,187
Terrence J. Checki	1,159,045,962	53,693,622
Mary C. Choksi	1,159,710,595	53,028,989
Edith E. Holiday	1,160,000,808	52,738,776
Gregory E. Johnson	1,159,599,755	53,139,829
Rupert H. Johnson, Jr.	1,160,110,528	52,629,056
J. Michael Luttig	1,160,230,535	52,509,049
Larry D. Thompson	1,159,299,933	53,439,652
John B. Wilson	1,160,675,914	52,063,670

Total Trust Shares Outstanding*: 2,077,505,000

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	821,994,562
Against	66,907,160
Abstain	51,192,389
Broker Non-Votes	272,645,468
Total Fund Shares Voted	1,212,739,584
Total Fund Shares Outstanding*	2,077,505,000

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	830,614,159
Against	47,638,082
Abstain	61,841,875
Broker Non-Votes	272,645,468
Total Fund Shares Voted	1,212,739,584
Total Fund Shares Outstanding*	2,077,505,000

Proposal 4.   Shareholder proposal requesting that the Fund’s Board of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity:

Shares

For	171,390,579
Against	539,512,208
Abstain	57,006,403
Broker Non-Votes	272,645,468
Total Fund Shares Voted	1,212,739,584
Total Fund Shares Outstanding*	2,077,505,000

Proposal 5.   Shareholder proposal requesting that the Fund’s Board of Trustees institute transparent procedures to prevent holding investments in companies that, in the judgment of management, substantially contribute to genocide or crimes against humanity:

Shares

For	190,560,169
Against	688,455,907
Abstain	61,078,027
Broker Non-Votes	272,645,468
Total Fund Shares Voted	1,212,739,584
Total Fund Shares Outstanding*	2,077,505,000

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FRANKLIN HIGH INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly,Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	137

Avis Budget Group Inc. (car rental)
(2007-present), Omnicom Group Inc.
(advertising and marketing
communications services) (2011-present)
and White Mountains Insurance Group,
Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Senior Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	137

Hess Corporation (exploration of oil and
gas) (1993-present), Canadian National
Railway (railroad) (2001-present), White
Mountains Insurance Group, Ltd. (holding
company) (2004-present), Santander
Consumer USA Holdings, Inc. (consumer
finance) 2016-present), RTI International
Metals, Inc. (manufacture and distribution
of titanium) (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990)

Interested Board Members and Officers
			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	151	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1978	137	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN HIGH INCOME TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin

Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN HIGH INCOME TRUST

FRANKLIN HIGH INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN HIGH INCOME TRUST

Franklin High Income Fund

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin High Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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FRANKLIN HIGH INCOME FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional high yield funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, for the three- and five-year periods was below the median of its Performance Universe, and for the 10-year period was equal to the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 14 other high yield funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were both in the first quintile (the best) and below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted

franklintempleton.com	Annual Report	49

FRANKLIN HIGH INCOME TRUST

FRANKLIN HIGH INCOME FUND

SHAREHOLDER INFORMATION

management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin High Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	105 A 07/18

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $57,657 for the fiscal year ended May 31, 2018 and $62,053 for the fiscal year ended May 31, 2017.

(b)	Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)	All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,385 for the fiscal year ended May 31, 2018 and $0 for the fiscal year ended May 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended May 31, 2018 and $255,000 for the fiscal year ended May 31, 2017. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and benchmarking services in connection with the ICI TA survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)        pre-approval of all audit and audit related services;

(ii)        pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)      pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)      establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)    (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)    No disclosures are required by this Item 4(f).

(g)    The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $15,385 for the fiscal year ended May 31, 2018 and $255,000 for the fiscal year ended May 31, 2017.

(h)    The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures.    The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls.    There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date July 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date July 26, 2018